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FOR IMMEDIATE RELEASE

                  iVILLAGE INC. ANNOUNCES COMMON STOCK OFFERING

NEW YORK - JUNE 17, 2004 - iVillage Inc. (NASDAQ: IVIL) today announced that it is commencing a public offering of 9,500,000 shares of its common stock. The offering is being made from an existing shelf registration statement. The offering consists of 8,928,974 shares of common stock offered by iVillage and 571,026 shares of iVillage common stock offered by selling stockholders identified in the prospectus supplement relating to the offering filed with the Securities and Exchange Commission. iVillage and the selling stockholders will grant the underwriters an option to purchase up to an additional 1,425,000 shares to cover over-allotments, if any.

Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc. are serving as the joint book-running managers for the offering, and Jefferies & Company, Inc., Merriman Curhan Ford & Co., and Avondale Partners are serving as co-managers. Copies of the written prospectus meeting the requirements of the Securities Act of 1933, as amended, may be obtained upon request in writing to Deutsche Bank Securities Inc., Attn: Syndicate Operations, 1251 Ave of Americas, New York, NY 10005, or to J.P. Morgan Securities Inc., 8th Floor, 277 Park Avenue, New York, New York 10172.

This communication shall not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

iVillage (NASDAQ: IVIL) is "the Internet for women" and consists of several online and offline media-based properties that seek to enrich the lives of women, teenage girls and parents through the offering of unique content, community applications, tools and interactive features.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

iVillage Inc. has included in this press release certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning iVillage's business, operations and financial condition. The words or phrases "can be," "expects," "may affect," "anticipates," "may depend," "believes," "estimates," "plans," "projects" and similar words and phrases are intended to identify such forward-looking statements. These forward-looking statements are subject to various known and unknown risks and uncertainties and iVillage cautions you that any forward-looking information provided by or on behalf of iVillage is not a guarantee of future results, performance or achievements. Actual results could differ materially from those anticipated in these forward-looking statements due to a number of factors, some of which are beyond iVillage's control. In addition to those risks discussed in iVillage's other press releases, public filings and statements by iVillage's management, factors that may cause iVillage's actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied in such forward looking statements include: (i) the volatile and competitive nature of the Internet industry and the media industry, (ii) changes in domestic and foreign economic, political and market conditions, (iii) the effect of federal, state and foreign regulation on iVillage's business, (iv) the impact of recent and future acquisitions and joint ventures on iVillage's business and financial condition, (v) iVillage's ability to establish and maintain relationships with advertisers, sponsors, and other third-party providers and partners, (vi) iVillage's ability to maintain or increase user traffic levels, (vii) the loss of one or more of iVillage's largest customers and (viii) the impact of pending litigation on iVillage's business, results of operations and financial condition. All such forward-looking statements are current only as of the date on which such statements were made. iVillage does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

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CONTACTS:  iVillage Inc.
           Carl Fischer
           212.600.6502
           cfischer@mail.ivillage.com